UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2004

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

250 North American Court, Houma, Louisiana (Address of principal executive offices)	70363 (Zip Code)

(504) 851-3833
(Registrant's telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Trico Marine Services, Inc. on May 10, 2004, reporting its election to postpone a note interest payment.

	99.2	Press release issued by Trico Marine Services, Inc. on May 10, 2004, announcing first quarter 2004 results.

Item 9.	Other Events.

On May 10, 2004, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.1 reporting its election to postpone a note interest payment.

Item 12.	Results of Operations and Financial Condition.

On May 10, 2004, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.2 announcing first quarter 2004 results.

The information in this Current Report and the exhibits attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/s/ Trevor Turbidy
Trevor Turbidy Vice President and Chief Financial Officer

Dated:     May 10, 2004